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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  June 5, 2000


                                3COM CORPORATION
                                 --------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                     0-12867               94-2605794
  ------------------------------   ---------------    ------------------------
   (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)             File Number)        Identification No.)


                               5400 Bayfront Plaza
                                 Santa Clara, CA
                                      95052

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 326-5000


               ---------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

          On June 6, 2000, 3Com Corporation ("3Com"), Accton Technology Corporation ("Accton") and NatSteel Electronics ("NatSteel") announced they had entered into an agreement whereby pursuant to an Asset Contribution Agreement, dated June 5, between U.S. Robotics Corporation and 3Com (the "Asset Contribution Agreement"), 3Com's analog-only modem product lines and business will be contributed to a newly formed corporation, "U.S. Robotics Corporation." U.S. Robotics Corporation is owned by 3Com, Accton and NatSteel.

         A copy of the Asset Contribution Agreement, excluding the annexes, schedules and exhibits thereto, is included herein as Exhibit 2.1 and a copy of the press release with respect to this transaction is included herein as Exhibit
99.1. Such Asset Contribution Agreement and press release are incorporated by reference into this Item 5.



Item 7.           Financial Statements and Exhibits

        (c)       Exhibits

                  The following exhibits are filed herewith:

                  2.1 Asset Contribution Agreement, dated June 5, 2000, among 3Com and U.S. Robotics Corporation.

                  99.1 Text of Press Release, dated June 6, 2000, titled "3Com, Accton and NatSteel Create Independent Analog Modem Company."


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          3COM CORPORATION


Date:  June 14, 2000                      By:  /s/  Eric A. Benhamou
                                             -----------------------------------
                                               Eric A. Benhamou
                                               Chairman of the Board and Chief
                                               Executive Officer



                                      -3-
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                                  EXHIBIT INDEX

             2.1 Asset Contribution Agreement, dated June 5, 2000, among 3Com and U.S. Robotics Corporation.

             99.1 Text of Press Release, dated June 6, 2000, titled "3Com,
                  Accton and NatSteel Create Independent Analog Modem Company."

                                      -4-